Leases and Restricted Cash - Net Investments in Direct Financing Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Net Investments in Direct Financing Leases
Total minimum lease payments to be received	$ 988,888	$ 623,739
Estimated unguaranteed residual value of leased properties	194,965	194,965
Initial direct costs	490	523
Less unearned revenue	(484,648)	(415,841)
Total	699,695	403,386
Less current portion	16,441	6,656
Total	$ 683,254	$ 396,730